EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 1, 2020 (this “Agreement”), is entered into by and among RAYONIER INC., a North Carolina corporation (“Rayonier”), RAYONIER TRS HOLDINGS INC., a Delaware corporation (“TRS”) and RAYONIER OPERATING COMPANY LLC, a Delaware limited liability company (“ROC”; each of Rayonier, TRS and ROC being referred to herein individually as a “Borrower”, and collectively as the “Borrowers”), the several banks, financial institutions and other institutional lenders party hereto and COBANK, ACB (“CoBank”), as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of August 5, 2015 (as amended, supplemented or otherwise modified, the “Existing Credit Agreement”);
(2) The Borrowers have requested that the Lenders and Voting Participants agree to certain amendments to the Existing Credit Agreement as further described below; and
(3) The Administrative Agent and the Lenders and Voting Participants are willing to agree to such amendments upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Lenders, the Voting Participants and the Borrowers hereby covenants and agrees as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Amended Credit Agreement (as defined below).
SECTION 2. Amendments to Credit Agreement. Effective upon satisfaction of the conditions to effectiveness set forth in Section 3 hereof, (a) the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex A attached hereto (as so amended, the “Amended Credit Agreement”), (b) Schedule I to the Existing Credit Agreement (Commitment Amounts) is hereby amended and restated in its entirety to read as set forth in Schedule I attached hereto, (c) Schedule 8.07(f) to the Existing Credit Agreement (Voting Participants) is hereby amended and restated in its entirety to read as set forth in Schedule 8.07(f) attached hereto, (d) a new Exhibit G (Form of Cost of Funds True-Up Certificate) is hereby added to the Existing Credit Agreement to read as set forth on Exhibit G attached hereto and (e) a new Exhibit H (Form of Borrower Joinder Agreement) is hereby added to the Existing Credit Agreement to read as set forth on Exhibit H attached hereto. The Schedules and the Exhibits to the Existing Credit Agreement shall not otherwise be modified.
SECTION 3. Conditions of Effectiveness. This Agreement shall become effective upon the satisfaction of the conditions precedent set forth in this Section 3:
(a) The Administrative Agent (or its counsel) shall have received from each Borrower and from each other party hereto (including the Administrative Agent, each Lender and each Voting Participant) an executed signature page counterpart of this Agreement.

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(b) The Administrative Agent shall have received written opinions of counsel for the Borrowers (including any local counsel, if applicable), dated the date hereof and as to the matters reasonably satisfactory to the Administrative Agent and the Lenders.
(c) The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:
(i) such documents and certificates as the Administrative Agent or its counsel may reasonably request, certified as of the Second Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each Borrower relating to (A) the organization, existence and good standing of such Borrower, (B) the authorization of the execution, delivery and performance by such Borrower of the applicable Loan Documents delivered by it on the Second Amendment Effective Date and of the borrowings thereunder by such Borrower, (C) certificates as to the incumbency and signature of each individual signing this Agreement and/or any other Loan Document or other agreement or document contemplated hereby and delivered in connection herewith on behalf of the applicable Borrower, and (D) the absence of any pending proceeding for the dissolution or liquidation of such Borrower or threatening the existence of such Borrower;
(ii) a certificate signed by the chief executive officer, chief financial officer or a senior vice president of each Borrower certifying that there has been no event or circumstance since December 31, 2019 that, individually or in the aggregate, has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(iii) a certificate from a Responsible Officer certifying that there is no pending or, to the knowledge of any Responsible Officer threatened in writing, litigation, action or proceeding, including, without limitation, any Environmental Action, affecting such Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that could be reasonably likely to have a Material Adverse Effect, excluding for the purposes of this clause (iii) any litigation, actions and proceedings disclosed (and solely to the extent disclosed) in writing to the Administrative Agent and the Lenders at least ten (10) days prior to the Second Amendment Effective Date; and
(iv) an officer’s certificate from a financial officer of Rayonier to the effect that all material governmental and third-party approvals necessary in connection with the transactions contemplated by this Agreement have been received and shall be in full force and effect.
(d) The Lenders shall have received (i) audited consolidated financial statements of Rayonier for the fiscal years ended December 31, 2017, 2018 and 2019 and (ii) financial statement projections through and including the fiscal year ending 2022, together with such additional financial information as the Administrative Agent may reasonably request (including, without limitation, if requested, a detailed description of the assumptions used in preparing such projections).

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(e) The Administrative Agent shall have received, at least two (2) Business Days prior to the Second Amendment Effective Date, (i) all documentation and other information required by authorities under applicable “Know Your Customer” and Anti-Terrorism and Anti-Corruption Laws and regulations, including, without limitation, the USA PATRIOT Act and (ii) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, in each case, to the extent requested in writing by the Administrative Agent at least three (3) Business Days prior to the Second Amendment Effective Date.
(f) The Administrative Agent shall have received the fees to be received on the Second Amendment Effective Date separately agreed to between the Administrative Agent and Rayonier and shall have received, to the extent invoiced in reasonable detail at least one (1) Business Day prior to the date hereof, reimbursement or payment of all reasonable out of pocket expenses (including reasonable fees, charges and disbursements of Moore & Van Allen PLLC) required to be reimbursed or paid by the Borrowers pursuant to Section 8.04 of the Amended Credit Agreement in connection with the preparation, negotiation, execution and delivery of this Agreement.
(g) Each of the representations and warranties made by each Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent applicable to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and except to the extent such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct as of the Second Amendment Effective Date).
(h) No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date.
SECTION 4. Confirmation of Representations and Warranties. Each Borrower hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by such Borrower of this Agreement and the transactions contemplated hereby have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Borrower, and (ii) this Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, subject to (1) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (3) implied covenants of good faith and fair dealing.
SECTION 5. Consent and Ratification of Guarantee. Each of the Borrowers hereby consents to the provisions of this Agreement in its capacity as a Guarantor, and ratifies the provisions of the Guarantee Agreement.
SECTION 6. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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SECTION 7. Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 9. Jurisdiction; Consent to Service of Process.
(a) Each Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in the Borough of Manhattan, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or any other Loan Party or its properties in the courts of any jurisdiction.
(b) Each Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 9. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 10. New Lender Joinder. From and after the date hereof, each Person identified on the signature pages hereto as a Lender that is not a party to the Existing Credit Agreement immediately prior to giving effect to this Agreement (each, a “New Lender”) shall be deemed to be a party to the Amended Credit Agreement and a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Amended

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Credit Agreement and the other Loan Documents as if such Person had executed the Existing Credit Agreement.
SECTION 11. Reallocation of Revolving Commitments.
(a) The Revolving Commitment of each Lender as of the date hereof is amended to equal the amount set forth opposite such Lender’s name on Schedule I attached hereto. Immediately upon the effectiveness of this Agreement, each Lender with a Revolving Commitment (including each New Lender with a Revolving Commitment) is deemed to have purchased from (x) the Issuing Bank a risk participation in each outstanding Letter of Credit issued by the Issuing Bank in an amount equal to the product of such Lender’s Revolving Commitment Percentage times the amount of such Letter of Credit and (y) the Swing Line Lender a risk participation in each outstanding Swing Line Loan in an amount equal to the product of such Lender’s Revolving Commitment Percentage times the amount of such Swing Line Loan.
(b) Each Lender with a net increase in Revolving Credit Exposure after giving effect to this Agreement shall make Revolving Loans on the date hereof, the proceeds of which shall be used by the Administrative Agent to repay outstanding Revolving Loans of any Lender with a net decrease in Revolving Credit Exposure after giving effect to this Agreement, in each case, in an amount necessary such that after giving effect thereto each Lender holds its Revolving Commitment Percentage of the outstanding Revolving Loans and the Borrowers shall pay any amounts required pursuant to Section 2.23 of the Credit Agreement as a result of any such prepayment of Revolving Loans of Lenders with a net decrease in Revolving Credit Exposure.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.
RAYONIER INC.

By     Name:   Title:

RAYONIER OPERATING COMPANY LLC

By     Name:   Title:

RAYONIER TRS HOLDINGS INC.

By     Name:   Title:

RAYONIER INC.
SECOND AMENDMENT TO CREDIT AGREEMENT
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COBANK, ACB, as Administrative Agent, Swing Line Lender and Issuing Bank

By     Name:   Title:

RAYONIER INC.
SECOND AMENDMENT TO CREDIT AGREEMENT
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[___________], as a Lender

By     Name:   Title:
RAYONIER INC.
SECOND AMENDMENT TO CREDIT AGREEMENT
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[___________], as a Voting Participant

By     Name:   Title:

RAYONIER INC.
SECOND AMENDMENT TO CREDIT AGREEMENT
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ANNEX A

AMENDED CREDIT AGREEMENT

[See attached]

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SCHEDULE I

COMMITMENT AMOUNTS

Lender	Revolving Commitment Amount	Term Loan Commitment Amount
American AgCredit, PCA	$10,000,000.00	$27,163,043.48
Credit Suisse AG, Cayman Islands Branch	$32,500,000.00	N/A
Farm Credit of Florida, ACA*	$118,150,000.00	$304,576,086.95
Farm Credit Services of America, PCA	$6,850,000.00	$18,260,869.57
JPMorgan Chase Bank, N.A.	$50,000,000.00	N/A
Truist Bank	$32,500,000.00	N/A
TOTAL	$250,000,000.00	$350,000,000.00
* See Schedule 8.07(f) regarding the assignment and participations to occur on the Second Amendment Effective Date.

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SCHEDULE 8.07(f)

VOTING PARTICIPANTS

Lender	Assignee	Voting Participant	Initial Revolving Commitment Amount	Resulting Revolving Commitment Amount/ Participation Amount*	Initial Term Loan Commitment Amount	Resulting Term Loan Commitment Amount/ Participation Amount*
Farm Credit of Florida, ACA			$118,150,000.00	$2,850,000.00	$304,576,086.95	$7,608,695.65
	CoBank, FCB**			$35,500,000.00		$89,347,826.13
		AgCountry Farm Credit Services, FLCA		$5,585,000.00		$14,836,956.52
		AgFirst Farm Credit Bank		$16,750,000.00		$44,891,304.35
		Compeer Financial, FLCA		$11,100,000.00		$29,673,913.04
		Farm Credit Bank of Texas		$12,500,000.00		$33,478,260.86
		Farm Credit East, ACA		$5,585,000.00		$14,836,956.52
		Farm Credit Mid-America, FLCA		$6,850,000.00		$18,260,869.57
		Farm Credit of Enid, FLCA		N/A		$999,999.99
		Farm Credit of New Mexico, FLCA		$950,000.00		$2,510,869.57
		Farm Credit of Southern Colorado, FLCA		N/A		$999,999.99
		Farm Credit West, FLCA		$6,850,000.00		$18,260,869.57
		Farm Credit Services of Colusa Glenn		N/A		$999,999.99
		GreenStone Farm Credit Services, FLCA		$5,500,000.00		N/A
		Northwest Farm Credit Services, FLCA		$8,130,000.00		$25,869,565.22
		Oklahoma AgCredit, ACA		N/A		$999,999.99
		Premier Farm Credit, ACA		N/A		$999,999.99
TOTAL			$118,150,000.00	$118,150,000.00	$304,576,086.95	$304,576,086.95
* For voting purposes only. Gives effect to all assignments and all sales of participations to Voting Participants as of the Second Amendment Effective Date.
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**Farm Credit of Florida, ACA is assigning $115,300,000.00 of its Revolving Commitment and $296,967,391.30 of its Term Loan Commitment to CoBank, FCB, which will become a Lender via an Assignment and Assumption dated and effective as of the Second Amendment Effective Date.
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EXHIBIT G -- FORM OF
COST OF FUNDS TRUE-UP CERTIFICATE
Reference is made to that certain Credit Agreement, dated as of August 5, 2015 (as amended or modified from time to time, the “Credit Agreement”), among Rayonier Inc., Rayonier TRS Holdings Inc. and Rayonier Operating Company LLC, as borrowers, certain Lenders parties thereto and CoBank, ACB, as Administrative Agent for said Lenders, and as Issuing Bank and Swing Line Lender. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.
The undersigned officer of the Administrative Agent hereby certifies as of the date hereof, in such capacity and not in a personal capacity and without personal liability, as follows:
1. As of _____________ [insert applicable date that is four years after the Second Amendment Effective Date (or if such date is not a Business Day, the next succeeding Business Day)] (the “Applicable Reset Date”), and pursuant to the calculations set forth on Annex A hereto, the Reset Date Cost of Funds is [ ] basis points, which represents an [increase/decrease] of [__] basis points compared to the Second Amendment Effective Date Cost of Funds.
2. Pursuant to Section 2.07(c) of the Credit Agreement, the Eurodollar Rate with respect to Term Loan Advances shall be [increased/decreased] by [ ] basis points, which [increase/decrease] shall commence from and as of the Applicable Reset Date and shall remain in effect until the Maturity Date for the Term Loan Facility; provided that in no event shall the Eurodollar Rate for any Interest Period be reduced below zero.
3. The calculations set forth on Annex A hereto are true and accurate as of the Applicable Reset Date.
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The foregoing certifications are made and delivered on [ ], pursuant to Section 2.07(c) of the Credit Agreement.
COBANK, ACB, as Administrative Agent

By:
        Name:
        Title:

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ANNEX A
TO
COST OF FUNDS TRUE-UP CERTIFICATE

As of [ ] (the “Applicable Reset Date”),

(Amounts in basis points)
1. Second Amendment Effective Date Cost of Funds: (a) – (b) =	[___]
(a) Floating Note Rate, determined as of the date that is two Business Days prior to the Second Amendment Effective Date:	[___]
(b) Eurodollar Rate for an Interest Period of one month, determined as of the date that is two Business Days prior to the Second Amendment Effective Date:	[___]
2. Reset Date Cost of Funds: (a) - (b) =	[___]
(a) Floating Note Rate, determined as of the date that is two Business Days prior to the Applicable Reset Date:	[___]
(b) Eurodollar Rate for an Interest Period of one month, determined as of the date that is two Business Days prior to the Applicable Reset Date:	[___]
3. Cost of Funds Differential: compare (a) to (b) =	[___][Increase/Decrease]

(a) Second Amendment Effective Date Cost of Funds:	[___]
(b) Reset Date Cost of Funds:	[___]

(1) If (a) is less than (b) for Line 1 and/or Line 2, reflect as a negative number.
(2) For purposes hereof, “Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new four-year debt securities issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m., Eastern time; it being understood that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issuances based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored institutions of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market.  Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s website (http://www.farmcreditfunding.com/ffcb_live/fundingCostIndex.html) under the “Output” tab of the most recent spreadsheet.

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EXHIBIT H -- FORM OF
BORROWER JOINDER AGREEMENT

[See attached]

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